SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2007

                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)

         Massachusetts                                           04-2594045
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       (State or other                                        (IRS Employer
jurisdiction of incorporation)                             Identification No.)


   825 University Avenue, Norwood, Massachusetts                   02062
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      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Results of Operations and Financial Condition.

         On August 8, 2007, LTX Corporation issued a press release revising its revenue and earnings outlook for the quarter ended July 31, 2007. The full text of the press release issued in connection with the announcement is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits

         (c)  Exhibits

              The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

              99.1 Press Release entitled "LTX Lowers Guidance for Fourth Fiscal Quarter" issued by the company on August 8, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 8, 2007              LTX Corporation
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                                   By:  /s/ Mark J. Gallenberger
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                                        Mark J. Gallenberger
                                        Vice President & Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.            Description
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99.1                   Press release entitled "LTX Lowers Guidance for Fourth
                       Fiscal Quarter" dated August 8, 2007